Debt Maturity And Amortization Schedule



$ millions; as of June 30, 2008
$3,459
$3,569
$1,411
$1,604
$794
$26
$88
$114
$677
$648
$213
$179
$1,284
$379
$413
$0
$1,235
$1,500
$1,210
$1,059
2H08
2009
2010
2011
2012
2013
2014
2015
2016
2017
Current
Prior to June 2008 Refinancing

Refinancing reduces amortization through end of 2009 from $882 million to $140 million

RR Donnelley